Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Manhattan Scientifics, Inc. (the “Company”) on Form 10-QSB for the period ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacities and on the date indicated below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Name:	Emmanuel Tsoupanarias
Title:	Chairman and Chief Executive Officer
(Principal Executive Officer)

December 19, 2008

Name:	David A. Teich
Title:	Principal Financial Officer

December 19, 2008

A signed original of this written statement required by Section 906 has been provided to Manhattan Scientifics, Inc. and will be retained by Manhattan Scientifics, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.